Accounts Payable and Accrued Expenses	12 Months Ended
Oct. 31, 2016
Payables and Accruals [Abstract]
Accounts Payable and Accrued Expenses

6. ACCOUNTS PAYABLE AND ACCRUED EXPENSES

The following table presents the major components of accounts payable and accrued expenses (in thousands):

	October 31,
	2016	2015
Accounts payable-trade	$130	$479
Royalties, fees and development	680	681
Salaries and other compensation	463	510
Other accruals	11	16
Total accounts payable and accrued expenses	$1,284	$1,686

During the year ended October 31, 2015, the Company recognized a gain on the extinguishment of liabilities for approximately $1.5 million related to certain accounts payable balances and claims for license fees and services that the Company determined would never be paid because they were no longer being pursued for payment and had passed the statute of limitations.

Salaries and other compensation includes accrued payroll expense and estimated employer 401K plan liabilities.